iShares®

iShares, Inc.

Supplement dated December 1, 2009

to the Prospectuses and Statement of Additional Information (“SAI”) for the

iShares MSCI Pacific ex-Japan Index Fund and the

iShares MSCI South Korea Index Fund

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Prospectus and SAI as supplemented.

A special meeting (the “Special Meeting”) of shareholders of record of the Funds as of August 25, 2009 (the “Record Date”) was originally called on November 4, 2009, and was adjourned until November 30, 2009. At the Special Meeting, shareholders of the Funds as of the Record Date approved, among other items, a change in the classification of each Fund’s investment objective from a fundamental to non-fundamental investment policy. Accordingly, each Fund’s investment objective may, in the future, be changed without shareholder approval. Any reference to the contrary in each such Fund’s Prospectus or SAI is hereby deleted.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A.                                                 IS-A-PAS1-1209

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